EXHIBIT 99.1

                            UNITED STATES OF AMERICA
                                     BEFORE
              THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
                                WASHINGTON, D.C.

                                 STATE OF KANSAS
                      OFFICE OF THE STATE BANK COMMISSIONER
                                 TOPEKA, KANSAS

------------------------------------
                                    )
Written Agreement by and among      )
                                    )
GOLD BANC CORPORATION, INC.         )
Leawood, Kansas                     )
                                    )
GOLD BANK                           )
Leawood, Kansas                     )        Docket Nos. 03-014-WA/RB-HC
                                    )                    03-014-WA/RB-SM
FEDERAL RESERVE BANK                )
 OF KANSAS CITY                     )
Kansas City, Missouri               )
                                    )
and                                 )
                                    )
OFFICE OF THE STATE BANK            )
  COMMISSIONER                      )
Topeka, Kansas                      )
------------------------------------)


     WHEREAS, in recognition of their common goal to restore and maintain the financial soundness of Gold Banc Corporation, Inc., Leawood, Kansas ("Gold Banc"), a registered bank holding company, and its subsidiary bank, the Gold Bank, Leawood, Kansas (the "Bank"), a state chartered bank that is a member of the Federal Reserve System, Gold Banc, the Bank, the Federal Reserve Bank of Kansas City (the "Reserve Bank"), and the Office of the State Bank Commissioner (the "OSBC") have mutually agreed to enter into this Written Agreement (the "Agreement");

     WHEREAS, as the result of the identification of deficiencies, the Bank is taking steps to enhance and improve its programs and procedures for complying with the Currency and Foreign Transactions Reporting Act (31 U.S.C. ss. 5311 et seq.) (the Bank Secrecy Act (the "BSA")) and the rules and regulations issued thereunder by the U.S. Department of the Treasury (31 C.F.R. Part 103), and with the anti-money laundering ("AML") provisions of Regulation H (12 C.F.R. ss.ss.
208.62 and 208.63) of the Board of Governors of the Federal Reserve System (the "Board of Governors"); and

     WHEREAS, on August 26, 2003 the boards of directors of Gold Banc and the Bank, at duly constituted meetings, adopted resolutions authorizing and directing Malcolm M. Aslin, President and Chief Executive Officer of Gold Banc and the Bank, to enter into this Agreement on behalf of Gold Banc and the Bank, respectively, and consented to compliance by Gold Banc and the Bank and their institution-affiliated parties, as defined in sections 3(u) and 8(b)(3) of the Federal Deposit Insurance Act, as amended (the "FDI Act") (12 U.S.C. ss.ss. 1813(u) and 1818(b)(3)), with each and every applicable provision of this Agreement.

     NOW, THEREFORE, Gold Banc, the Bank, the Reserve Bank, and the OSBC agree as follows:

Internal Control Procedures

     1. (a) Within 60 days of this Agreement, the Bank shall submit to the Reserve Bank and the OSBC acceptable written procedures designed to strengthen the Bank's internal controls. The procedures shall, at a minimum, address, consider, and include:

               (i) Monitoring transactions between Gold Banc and the Bank to ensure compliance with section 23A of the Federal Reserve Act (12 U.S.C. ss. 371c) and Regulation W of the Board of Governors (12 C.F.R. Part 223);
               (ii) guidelines for extending and documenting credit to Gold
                    Banc's and the Bank's directors, executive officers, principal shareholders, their related interests, and immediate family members, to ensure compliance with Regulation O of the Board of Governors (12 C.F.R. Part 215);
               (iii) guidelines for review and approval of the payment and reimbursement of expenses to or on behalf of the Bank's institution-affiliated parties, their related interests, and immediate family members;
               (iv) segregation of duties for processing, sending, reconciling, and reviewing wire transfers;
               (v) reconciliation of general and subsidiary ledger accounts, and timely resolution of open items; and
               (vi) corrective steps that address the internal control
                    deficiencies noted in the report of the examination of the Bank conducted jointly by the Reserve Bank and the OSBC in March 2003 (the "Report of Examination").

     (b) For the purposes of this Agreement, the terms: (i) "director" "executive officer", "principal shareholder", "related interest", and "immediate family members" shall be defined as set forth in section 215.2 of Regulation O of the Board of Governors (12 C.F.R. ss. 215.2).

Internal Audit

     2. (a) Within 30 days of this Agreement, Gold Banc's board of directors shall conduct a review of Gold Banc's internal audit program (the "Review") to ensure that it is consistent with generally accepted auditing standards. The Review shall include, but not be limited to, assessments of:

               (i) The audit committee's composition, independence, performance, and effectiveness;
               (ii) the adequacy of the internal audit function;
               (iii) Gold Banc's audit procedures manual;
               (iv) compliance with the March 17, 2003 Interagency Policy
                    Statement on Internal Audit and Its Outsourcing;
               (v) actions taken to appoint a qualified director of internal audit;
               (vi) compliance with the requirements of section 36 of the FDI
                    Act (12 U.S.C. ss. 1831m); and

               (vii) steps taken to address the internal audit deficiencies noted in the Report of Examination and the report of the inspection of Gold Banc conducted by the Reserve Bank in April 2003 (the "Report of Inspection").

     (b) Within 45 days of this Agreement, Gold Banc shall submit to the Reserve Bank and the OSBC an acceptable plan detailing the specific actions the board of directors will take to address fully the findings and recommendations of the Review, including any proposed operational or managerial changes and any proposed changes to the audit procedures manual.

     (c) The Bank's board of directors shall take all actions necessary to ensure the Bank's compliance with the plan described in paragraph 2(b) hereof.

     3. Within 60 days of this Agreement, Gold Banc's board of directors shall adopt a revised audit plan for 2003 that reflects the findings and recommendations of the Review described in paragraph 2(a) hereof. The plan shall provide for compliance with section 36 of the FDI Act (12 U.S.C. ss. 1831m) and ensure that adequate documentation is maintained to support the required attestations of Gold Banc's chief executive officer and chief financial officer. Gold Banc shall forward a copy of the plan to the Reserve Bank and the OSBC, and immediately notify the Reserve Bank and the OSBC, in writing, of any deviations from the plan.

Information Technology

     4. Within 90 days of this Agreement, Gold Banc and the Bank shall submit to the Reserve Bank and the OSBC an acceptable joint written plan to improve the information technology function of the consolidated organization. The plan shall, at a minimum, address, consider, and include:

          (a) An enterprise-wide information security risk assessment, as required by Appendix D-2 to Regulation H of the Board of Governors (12 C.F.R. Part 208, App. D-2) and Appendix F to Regulation Y of the Board of Governors (12 U.S.C. Part 225, App.
               F), to enable Gold Banc and the Bank to meet all applicable requirements for protecting nonpublic customer information and to assist Gold Banc and the Bank in making future appropriate adjustments to their information security safeguards;

          (b) an assessment of the current level of information technology staffing to ensure that operations are performed by adequately staffed and qualified personnel and management;

          (c) revisions to current policies, procedures, and controls to address logical information security;

          (d) procedures and controls to strengthen the effectiveness and integrity of the consolidated organization's information security program; and

          (e) the information technology deficiencies noted in the Report of Examination and the Report of Inspection.

Regulation Y Compliance

     5. Within 15 days of this Agreement, Gold Banc shall submit to the Reserve Bank an acceptable written plan to comply promptly with the general purpose hardware cost restrictions and data processing and transmission activities restrictions set forth in sections 225.28(b)(14)(i)(B) and (ii) of Regulation Y of the Board of Governors (12 C.F.R. ss.ss. 225.28(b)14(i)(B) and (ii)) in regard to the operations of Gold Banc's wholly-owned nonbank subsidiary, CompuNet Engineering, Inc., ("CompuNet"). Such plan shall address either full compliance by Gold Banc and CompuNet with the revenue restrictions contained in these sections of Regulation Y within 30 days of this Agreement or a plan for divestiture of CompuNet (including execution of a sale agreement with timeframes acceptable to the Reserve Bank) within 90 days of this Agreement.

Bank Secrecy Act and Regulation H Compliance

     6. Within 60 days of this Agreement, the Bank shall submit to the Reserve Bank and the OSBC an acceptable written program designed to improve the Bank's system of internal controls to ensure compliance with the BSA and the rules and regulations issued thereunder, as required by section 208.63 of Regulation H of the Board of Governors (12 C.F.R. ss. 208.63).

The program shall include procedures to identify and incorporate, on an ongoing basis, the requirements of any amendments to the BSA and rules and regulations issued thereunder. The program, at a minimum, shall provide for:

     (a) Adequate AML and other internal controls to ensure compliance with the BSA and rules and regulations issued thereunder, including (i) currency transaction report exemption procedures, and (ii) effective monitoring of incoming and outgoing wire transfers for suspicious or unusual activities;

     (b) independent testing of compliance with the BSA and the rules and regulations issued thereunder and compliance audits that are comprehensive and performed frequently, are fully documented, and are conducted with the appropriate segregation of duties; and

     (c) the training of all appropriate personnel (including, but not limited to tellers, and operations staff) conducted on a regular basis by competent personnel in all aspects of regulatory and internal policies and procedures related to the BSA.

Suspicious Activity and Customer Due Diligence

     7. Within 60 days of this Agreement, the Bank shall submit to the Reserve Bank and the OSBC an acceptable written customer due diligence program designed to reasonably ensure the identification and timely, accurate, and complete reporting of all known or suspected violations of law and suspicious activities against or involving the Bank to law enforcement and supervisory authorities as required by the suspicious activity reporting provisions of Regulation H of the Board of Governors (12 C.F.R. ss. 208.62). At a minimum, the program shall include:

     (a) An effective system to ensure that all known or suspected violations of law and suspicious activities are properly identified, reviewed, documented, and reported in accordance with applicable reporting regulations and guidelines;

     (b) a risk-focused assessment of the Bank's customer base to:

               (i) identify the categories of customers whose transactions and banking activities are routine and usual; and
               (ii) determine the appropriate level of enhanced due diligence necessary for those categories of customers that the Bank has reason to believe pose a heightened risk of illicit activities at or through the Bank; and

     (c) for those customers whose transactions require enhanced due diligence, additional procedures to:

               (i) determine the appropriate documentation necessary to confirm the business activities of the customer;
               (ii) understand the normal and expected transactions of the customer; and
               (iii)report known or suspected violations of law and suspicious activities in compliance with the reporting requirements set forth in Regulation H of the Board of Governors (12 C.F.R. ss. 208.62).

Transaction Review

     8. (a) Within 30 days of this Agreement, the Bank shall submit to the Reserve Bank an acceptable plan that shall establish the (i) types of accounts and transactions, (ii) methodology, and (iii) sampling procedures to be used in a forensic review of account records from January 31, 2002 through the date of this Agreement (the "Transaction Review") to determine whether suspicious activity involving accounts or transactions at, by, or through the Bank was properly identified and reported by the Bank in accordance with applicable suspicious activity reporting regulations.

     (b) Within 60 days after the date that the Reserve Bank approves the plan described in paragraph 8(a) of this Agreement, the Bank shall conduct and complete the Transaction Review.

     (c) Within 30 days after completion of the Transaction Review, the Bank shall submit to the Reserve Bank a written report of the findings of the Transaction Review.

     (d) Within 45 days after completion of the Transaction Review, the Bank shall ensure that all transactions previously required to be reported have been reported in accordance with applicable regulations and guidelines.

Compliance with Laws and Regulations

     9. (a) Gold Banc and the Bank shall promptly take all necessary steps consistent with sound banking practices to correct all violations of laws and regulations set forth in the Report of Examination and the Report of Inspection. In addition, the boards of directors of Gold Banc and the Bank shall take necessary steps to ensure Gold Banc's and the Bank's future compliance with all applicable laws and regulations.

     (b) In appointing any new officers or directors, Gold Banc and the Bank shall comply with the notice provisions of section 32 of the FDI Act (12 U.S.C. ss. 1831i) and Subpart H of Regulation Y of the Board of Governors.

     (c) Gold Banc and the Bank shall comply with the restrictions on indemnification and severance payments of section 18(k) of the FDI Act (12 U.S.C. ss. 1828(k)) and Part 359 of the Federal Deposit Insurance Corporation's regulations (12 C.F.R. Part 359).

Compliance with Agreement

     10. (a) Within 15 days of this Agreement, the boards of directors of Gold Banc and the Bank shall appoint a joint committee (the "Compliance Committee") to monitor and coordinate Gold Banc's and the Bank's compliance with the provisions of this Agreement. The Compliance Committee shall be comprised of three or more outside directors who are not executive officers of Gold Banc or the Bank. At a minimum, the Compliance Committee shall keep detailed minutes of each meeting, and shall report its findings to the boards of directors of Gold Banc and the Bank on a monthly basis.

     (b) Within 30 days after the end of each calendar quarter (September 30, December 31, March 31, and June 30) following the date of this Agreement, the boards of directors of Gold Banc and the Bank shall submit to the Reserve Bank and OSBC written progress reports detailing the form and manner of all actions taken to secure compliance with this Agreement and the results thereof. Such reports may be discontinued when the corrections required by this Agreement have been accomplished and the Reserve Bank and the OSBC have, in writing, released the Gold Banc and the Bank from making further reports.

Approval of Plans, Policies, and Procedures

     11. The written plans, programs, and procedures required by paragraphs 1(a), 2(b), 4, 5, 6, 7, and 8(a) of this Agreement shall be submitted to the Reserve Bank, and where applicable, the OSBC for review and written approval. Acceptable plans, programs, and procedures shall be submitted within the time periods set forth in the Agreement. The Bank and Gold Banc, where applicable, shall adopt all approved plans, programs, and procedures within 10 days of approval by the Reserve Bank and the OSBC and then shall fully comply with them. During the term of this Agreement, the approved plans, programs, and procedures shall not be amended or rescinded without the prior written approval of the Reserve Bank and the OSBC.

Communications

     12. All communications regarding this Agreement shall be sent to:

               (a)  Ms. Susan E. Zubradt
                    Vice President
                    Federal Reserve Bank of Kansas City
                    925 Grand Boulevard
                    Kansas City, Missouri 64198

               (b)  Mr. Clarence W. Norris
                    Bank Commissioner
                    Office of the State Bank Commissioner
                    700 Jackson, Suite 300
                    Topeka, Kansas 66603

               (c)  Mr. Malcolm M. Aslin
                    President and Chief Executive Officer
                    Gold Banc Corporation, Inc.
                    Gold Bank
                    11301 Nall Avenue
                    Leawood, Kansas 66211

Miscellaneous

     13. Notwithstanding any provision of this Agreement to the contrary, the Reserve Bank and the OSBC may, in their sole discretion, grant written extensions of time to Gold Banc and the Bank to comply with any provision of this Agreement.

     14. The provisions of this Agreement shall be binding upon Gold Banc, the Bank, and all of their institution-affiliated parties and regulated persons, in their capacities as such, and their successors and assigns.

     15. Each provision of this Agreement shall remain effective and enforceable until stayed, modified, terminated or suspended by the Reserve Bank and the OSBC.

     16. The provisions of this Agreement shall not bar, estop, or otherwise prevent the Board of Governors, the Reserve Bank, the OSBC, or any other federal or state agency from taking any other action affecting Gold Banc or the Bank or any of their current or former institution-affiliated parties and their successors and assigns.

     17. This Agreement is a "written agreement" for the purposes of, and is enforceable by the Board of Governors as an order issued under, section 8 of the FDI Act (12 U.S.C. ss. 1818).

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the 26th day of August, 2003.

GOLD BANC CORPORATION, INC.             FEDERAL RESERVE BANK OF KANSAS CITY



By: /s/ Malcolm M. Aslin                By: /s/ Susan E. Zubradt
    -----------------------                 -------------------------
    Malcolm M. Aslin                        Susan E. Zubradt
    President and CEO                       Vice President



GOLD BANK                               STATE OF KANSAS
                                        OFFICE OF THE STATE BANK
                                        COMMISSIONER



By: /s/Malcolm M. Aslin                 By: /s/ Clarence W. Norris
    -----------------------                 -------------------------
    Malcolm M. Aslin                        Clarence W. Norris
    President and CEO                       Bank Commissioner